UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Andatee China Marine Fuel Services Corporation
(Name of Registrant as Specified In Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

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Andatee China Marine Fuel Services Corporation

Notice of Annual Meeting of Shareholders and Proxy Statement

Annual Meeting of Shareholders to be held on October 23, 2013 at [ ], at [ ] a.m.

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Andatee China Marine Fuel Services Corporation

24/F Xiwang Tower, No. 136, Zhongshan Road, Zhongshan District, Dalian, P.R. of China

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 23, 2013

Dear Shareholder:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (the “Annual Meeting”) of Andatee China Marine Fuel Services Corporation is to be held on October 23, 2013, at [ ], at [ ], for the following purposes:

1.	To elect directors, each to serve until the next Annual Meeting of Shareholders or until each successor is duly elected and qualified.

2.	To ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013.

3.	To approve an amendment to the Company's Certificate of Incorporation to effect a reverse stock split of the Company's outstanding common stock, as determined by our Board of Directors in its discretion, of a ratio of not less than 1-for-2 and not more than 1-for-5, to maintain the listing of the Company's securities on the Nasdaq Stock Market.

4.	To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this proxy statement.

5.	To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company's named executive officers.

6.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

All shareholders are cordially invited to attend the Annual Meeting; however, only shareholders of record at the close of business on August 27, 2013 (“Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A complete list of these stockholders will be open for the examination of any shareholder of record at the principal executive offices of the Company, but will be closed at least 10 days immediately preceding the Annual Meeting. The list will also be available for the examination of any shareholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting. We look forward to seeing you at the meeting in October.

The Board of Directors recommends that you vote FOR Proposals 1 through 6.

Sincerely,

/s/ An Fengbin
An Fengbin, Chairman of the Board, Chief Executive Officer

September [  ], 2013

Whether or not you plan to attend the meeting in person, please complete, sign and date the enclosed proxy and return it promptly in the enclosed return envelope. No postage is required if mailed in the United States. You may also vote your shares by telephone voting which is explained in further detail on your proxy card. Shareholders who execute a proxy card may nevertheless attend the meeting, revoke their proxy and vote their shares in person.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD IN OCTOBER 2013

The Proxy Statement and our Annual Report on Form 10-K Report to shareholders are available at http://www.viewproxy.com/andatee/2013.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Andatee China Marine Fuel Services Corporation, a Delaware corporation, for use at the Annual Meeting of shareholders to be held on October 23, 2013, at [ ], at [ ] and at any adjournments or postponements of the Annual Meeting. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided, or vote by telephone as described on the proxy card. The terms “Andatee,” “Company,” “we,” or “our” refer to Andatee China Marine Fuel Services Corporation.

What are the purposes of this meeting?

The Board of Directors, on behalf of Andatee, is seeking your affirmative vote for the following:

•	To elect directors, each to serve until the next Annual Meeting of Shareholders or until each successor is duly elected and qualified.

•	To ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013.

•	To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company's outstanding common stock, as determined by our Board of Directors in its discretion, of a ratio of not less than 1-for-2 and not more than 1-for-5, to maintain the listing of the Company's securities on the Nasdaq Stock Market.

•	To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this proxy statement.

•	To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company's named executive officers.

•	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

We did not receive any shareholder proposals for inclusion in this proxy statement by the date prescribed therefor and is not aware of any other matters to be presented for action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote at their discretion pursuant to the proxy card in accordance with their best judgment on such matters.

Who may attend the meeting?

Only shareholders, their proxy holders, and our invited guests may attend the Annual Meeting. If you plan to attend, please bring identification, and, if you hold shares in street name, you should bring your bank or broker statement showing your beneficial ownership of Andatee stock in order to be admitted to the meeting.

Who can vote?

You can vote at the Annual Meeting in all matters properly brought before the Annual Meeting if, as of the close of business on the record date, August 27, 2013, you were a holder of record of our common stock. On the record date, there were 9,860,159 shares of our common stock issued and outstanding.

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How many votes do I have?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting. Cumulative voting is not permitted.

Why would the Annual Meeting be postponed or adjourned?

The Annual Meeting will be postponed if a quorum is not present on the date of the Annual Meeting.

In order for any business to be conducted, the holders of a majority of the shares issued and outstanding and entitled to vote at the meeting must be present, either in person or represented by proxy. If a quorum is not present, the meeting may be adjourned or postponed by those shareholders who are represented. The meeting may be rescheduled at the time of the adjournment with no further notice of the rescheduled time. An adjournment will have no effect on the business to be conducted. Shares represented by proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting. Shares held in a brokerage account that are voted by the broker or other nominee on some but not all matters will be treated as shares present for purposes of determining the presence of a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote.

How do I vote by proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

You can vote your proxy on the Internet as instructed in the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form. The Internet procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

•	FOR the election of the director nominees

•	FOR the ratification of the appointment of Friedman LLP

•	FOR the approval of an amendment to the Company's Certificate of Incorporation to effect a reverse stock split of the Company's outstanding common stock, as determined by our Board of Directors in its discretion, of a ratio of not less than 1-for-2 and not more than 1-for-5, to maintain the listing of the Company's securities on the Nasdaq Stock Market.

•	FOR the approval, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this proxy statement.

•	FOR the recommendation by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company's named executive officers.

•	FOR the transaction of any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

If any other matters are presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

How do I vote in person?

If you plan to attend and vote in person at the Annual Meeting or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

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What is the difference between a stockholder of record and a stockholder who holds stock in street name?

If your shares are registered in your name, you are a stockholder of record with respect to those shares. If your shares are registered in the name of your broker or bank, your shares are held in street name and you are considered the “beneficial owner” of the shares. As the beneficial owner of those shares, you have the right to direct your broker or bank how to vote your shares, and you will receive separate instructions from your broker or bank describing how to vote your shares.

May I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.	You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.

What vote is required to take action?

Proposal 1:              Election of directors.

The election of directors nominated in Proposal 1 requires the vote of a majority of the votes of all shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. A “majority” of the votes cast means that the number of votes cast “for” a director nominee must exceed the votes cast “against” that nominee. In the context of the election of four directors at the Annual Meeting, it will mean that each of the director nominees will be required to receive more votes “for” than “against” to be elected. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

Proposal 2:             Ratification of auditors.

The affirmative vote of a majority of the votes of all shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of our independent auditors. Abstentions and broker non-votes will have no effect on the outcome of the Proposal 2.

Proposal 3:            Approval of an amendment to the Company's Certificate of Incorporation relating to a reverse stock split to maintain the listing of the Company's securities on the Nasdaq Stock Market.

The affirmative vote of the holders of at least 66 2/3% of the voting power of all outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting is required to approve this Proposal 3. The approval of the reverse stock split is a matter on which a broker or other nominee is generally empowered to vote, and therefore, broker non-votes are not expected to exist with respect to this proposal. Abstentions and broker non-votes will not affect the outcome.

Proposal 4:             Approval of the advisory vote approving the compensation of our named executive officers.

The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 5:             Recommendation by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of our named executive officers.

You may vote every “1 year”, “2 years” or “3 years” for the frequency of the advisory vote on executive compensation, or you may “abstain” from voting. Because stockholders are given the option to vote on a number of choices, no voting standard is applicable to this advisory vote and it is possible that no single choice will receive a majority vote. Moreover, because this vote is non-binding, the Board may determine the frequency of future advisory votes on executive compensation in its discretion.

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If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on “routine matters.” However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes,” properly brought before the meeting. The term “broker non-vote” refers to shares held by a brokerage firm, bank or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers and nominees do not have discretionary voting authority on certain non-routine matters and accordingly may not vote on such matters absent instructions from the beneficial holder. Discretionary items are proposals considered “routine” under the rules of the New York Stock Exchange (also applicable to Nasdaq-listed companies), such as the ratification of our independent registered public accounting firm and the proposal to approve the reverse stock split. Non-routine items for which brokers and nominees do not have discretionary voting power include the election of directors.

Who is making this solicitation?

We are soliciting your vote through the use of the mail and will bear the cost of this solicitation. Except as described below, we will not employ third party solicitors, but our directors, officers, employees, and consultants may solicit proxies by mail, telephone, personal contact, or through online methods. We will reimburse their expenses for doing this. We will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of our stock. Other proxy solicitation expenses include those for preparation, mailing, returning, and tabulating the proxies. In addition to mailing proxy solicitation material, our management, employees and agents also may solicit proxies in person, by telephone, or by other electronic means of communication.

We have retained Alliance Advisors LLC to assist it in soliciting proxies. We have agreed to pay Alliance Advisors a fee of $5,000, plus expenses, for its services in connection with the Annual Meeting.

Are there any dissenters’ rights of appraisal?

The Board is not proposing any action for which the laws of the State of Delaware, our Certificate of Incorporation or our Bylaws, as amended from time to time, provide a right of a shareholder to obtain appraisal of or payment for such shareholder’s shares.

Where are the principal executive offices of Andatee?

Our principal executive offices are located in 24/F Xiwang Tower, No. 136, Zhongshan Road, Zhongshan District, Dalian, P.R. of China and our telephone number is 011 (8621) 5015 2581.

How can I obtain additional information about Andatee?

Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 as filed with the Securities and Exchange Commission are being sent to all shareholders along with this proxy statement. Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report will be provided upon written request. All written requests should be directed to: Andatee, c/o Chief Financial Officer, 24/F Xiwang Tower, No. 136, Zhongshan Road, Zhongshan District Dalian, P.R. of China. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Andatee, that file electronically with the SEC. The SEC’s website address is http://www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549; and at the SEC’s regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, DC 20549.

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR SHARES ARE REPRESENTED AND VOTED. THIS BENEFITS THE COMPANY BY REDUCING THE EXPENSES OF ADDITIONAL PROXY SOLICITATION.

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Security Ownership of Certain Beneficial Owners and Management

Set forth below is information regarding the beneficial ownership of our common stock, as of the record date, by:

•	each person known to us that beneficially owns more than 5% of our outstanding shares of common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all of our current directors and executive officers as a group.

We believe that, except as otherwise noted below, each named beneficial owner has sole voting and investment power with respect to the shares listed. Unless otherwise indicated in the footnotes, the address for each principal shareholder is in the care of Andatee, 24/F Xiwang Tower, No. 136, Zhongshan Road, Zhongshan District Dalian, P.R. of China. On the record date, there were 9,860,159 shares of our common stock issued and outstanding.

Executive Officers and Directors

Name	Shares Owned (1)	% of Class

An Fengbin (2)	4,890,451	49.6%
Wang Hao	0	*
Wen Jiang (4)	30,750	*
Yudong Hou (4)	27,000	*
Zhenyu Wu	0	*
All directors and executive officers as a group (4 people)	4,948,201	50.2%

5% or more Shareholders

Star Blessing Enterprises Ltd. (3)	4,651,200	47.2%
Wellington Management Company, LLP (7)	692,133	7.3%
Wellington Trust Company, NA (6)	692,133	7.3%

*                 Less than 1%

(1)              For purposes of determining the amount of securities beneficially owned, share amounts include all common stock owned outright plus all shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within 60 days of the date hereof. The Percent of Class is based on the number of shares of the Company’s common stock outstanding as of the record date. Shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within 60 days of the record date, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other owners.

(2)              Includes 4,651,200 shares of common stock directly beneficially owned by Star Blessing Enterprises Ltd., a British Virgin Islands company (“SBEL”) and any options to acquire shares of the Company’s common stock exercisable within 60 days of the date of the beneficial ownership calculation. The securities beneficially owned by SBEL may also be deemed to be indirectly owned by Mr. An due to the fact that as of January 25, 2010, Mr. An had the power to vote and dispose of all of the securities of Oriental Excel Enterprises Limited, a British Virgin Islands company (“OEEL”) pursuant to an Authorization Letter dated October 28, 2008, as supplemented on July 10, 2009, and executed by Ms. Lai WaiChi, a citizen of Hong Kong, who held 100% equity interest in OEEL (the “Oriental Interest”) as of that date. In addition, pursuant to a certain Agreement dated March 26, 2009, as amended on August 30, 2009, between Mr. An and Ms. Lai, Mr. An was granted the right to acquire the Oriental Interest for no consideration in the event that certain conditions are met.

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(3)              Wang Jing is the sole director and stockholder of OEEL, which is the sole stockholder of SBEL, and Ms. Wang is also the sole director of SBEL. Mr. An is the President, Secretary and Treasurer of OEEL and SBEL. Wang Jing is An Fengbin’s spouse, therefore may be deemed to share voting power and the power to dispose or to direct the disposition of the shares of common stock so beneficially owned by SBEL. Thus, Mr. An, Ms. Wang and OEEL may be deemed to be the beneficial owners of the shares owned by SBEL. Mailing address for each Wang Jing, SBEL and OEEL is No.1 Bin Tao Yuan, No.20 West Binhai Rd, Xi Gang District, Dalian, China. Information taken from the Schedule 13D filed with the SEC on December 27, 2011 reflecting ownership of our common stock as of November 14, 2011.

(4)              Includes options to acquire shares of common stock of the Company.

(5)              Mailing address for this entity is 280 Congress Street, Boston, MA 02210. Information taken solely from the Schedule 13G/A filed with the SEC on February 14, 2012 reflecting ownership of our common stock as of December 31, 2011. The filing reflects that Wellington Management Company, LLP, in its capacity as investment adviser, may be deemed to beneficially own 819,358 of our shares which are held of record by clients of Wellington Management. According to the Schedule 13G, the securities are owned of record by clients of Wellington Management and those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. According to the Schedule 13G/A, no such client is known to have such right or power with respect to more than five percent of this class of securities other than Wellington Trust, which is disclosed in the Note below.

(6)              C/o Wellington Management Company, LLP, 280 Congress Street, Boston, MA 02210. Information taken solely from the Schedule 13G/A filed with the SEC on February 14, 2012 reflecting ownership of our common stock as of December 31, 2011. The filing reflects that Wellington Trust Company, NA, in its capacity as investment adviser, may be deemed to beneficially own 819,358 of our shares which are held of record by clients of Wellington Trust. According to the Schedule 13G, the securities are owned of record by clients of Wellington Trust and those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. According to the Schedule 13G/A, no such client is known to have such right or power with respect to more than five percent of this class of securities.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires officers, directors and persons who own more than ten percent of a registered class of equity securities to, within specified time periods, file certain reports of ownership and changes in ownership with the SEC. Following the completion of the initial public offering of its securities in January 2009, the Company and, among others, its directors and executive officers, became subject to the reporting requirements under the Exchange Act.

Based solely upon a review of Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16a-3 under this Act during the Company’s most recent fiscal year, and Forms 5 with respect to the most recent fiscal year, the Company believes that, except for Form 3 for Haipeng Wang filed on January 31, 2012 and Zhenyu Wu filed on November 21, 2012 (which were inadvertently filed late), all such reports were timely filed as necessary by the executive officers, directors and security holders.

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Proposal 1

To elect directors, each to serve until the next Annual Meeting of shareholders or until each successor is duly elected and qualified.

Our Board currently consists of four directors: An Fengbin, Yudong Hou, Zhenyu Wu and Wen Jiang, and a vacancy created following Francis N.S. Leong’s departure in February 2013. The Nominating and Governance Committee of the Board nominated and the Board at large approved and recommended all of our current Board members for re-election, as well as the candidacy of Wang Hao, our Chief Financial Officer (collectively, the “Board Nominees”) for election at the Annual Meeting. In case any of the Board Nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board Nominees, if elected, will serve until the next annual meeting of shareholders or until each successor is duly elected and qualified. All Board Nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named Board Nominees. If a Board Nominee becomes unable or unwilling to accept nomination or election, the Board may either select a substitute nominee or reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee. Alternatively, if the Board does not select a substitute nominee, the proxies may vote only for the remaining nominees, leaving a vacancy that may be filled at a later date by the Board. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected.

Biographical information with respect to the current Board members and the Director Nominees, including such members’ particular qualifications and skills that led the Board to conclude that each such member should continue to serve as a Board member, is provided in the “Directors and Executive Officers of Andatee” section of this proxy statement appearing below.

Vote Required for Approval and Board recommendation

The election of the Board Nominees in Proposal 1 requires the vote of a majority of the votes of all shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. The Board recommends a vote FOR the election of all the Board Nominees named above.

Directors and Executive Officers of Andatee

The following table sets forth the names and ages of our directors and executive officers as of July 31, 2013.

Our Board oversees the business affairs of our company and monitors the performance of management. Under our Bylaws, the Board size may not exceed 6 members. Presently, there are four Board members. At each annual meeting, shareholders elect directors for a full term or the remainder thereof, as the case may be, to succeed those whose terms have expired. Each director holds office for the term for which he or she is elected or until his or her successor is duly elected. Officers are appointed by, and serve at the pleasure of, our Board.

Name	Age	Position

An Fengbin	46	Chairman, President and Chief Executive Officer
Sun Xun	44	Chief Operating Officer
Bai Jinhai	74	Chief Technology Officer
Wen Jiang	50	Independent Director (1)(2)(3)(4)
Yudong Hou	44	Independent Director (1)(2)(3)
Zhenyu Wu	34	Independent Director (1)(2)(3)
Wang Hao	39	Chief Financial Officer (5)

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Governance Committee.

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(4)	Audit Committee financial expert.
(5)	Appointed as the Company’s CFO effective as of December 17, 2012.

Board of Directors

Our Board oversees our business affairs and monitors the performance of our management. Each director and executive officer holds office until his successor is duly elected and qualified, his resignation or he is removed in the manner provided by our Bylaws. All officers are appointed and serve at the discretion of the Board. All of our officers devote their full-time attention to our business.

Biographical Information of Directors and Executive Officers

Biographical information with respect to the Company’s current executive officers and directors is provided below.

An Fengbin has served as our Chairman, President and Chief Executive Officer since May 2004. From 1985 to 1996, Mr. An worked in the Credit and Loan Department of China Agricultural Bank where he held the title of Deputy Director of Corporate Department, following which engagement, he joined Dalian Zhenyuan Oil Blending Co., Ltd. as a General Manager in 1996 and remained until May 2000. In September 2001, he established a joint venture with Sinopec Corp. (China Petroleum & Chemical Corporation) and founded Xingyuan. Mr. An graduated from Dongbei Finance and Economics University in September 2003 with a degree in Economic Management degree. Mr. An’s substantial experience in the petrochemical industry and his day to day leadership as President and Chief Executive Officer of our Company provides him with intimate knowledge of our business and operations.

Wang Hao has served as our Chief Financial Officer since December 17, 2012. From August 2007 to May 2010, Mr. Wang was Chief Financial Officer and Vice President of BoYuan Construction Group, Inc., a residential and commercial construction company in the People’s Republic of China (BOY.TO). From May 2010 to December 2012, Mr. Wang was Chief Executive Officer of Business International Capital Limited, a financial consulting firm.

Wen Jiang has served as our director since July 2009. From 1993 to present, Mr. Jiang has served as Managing Director of the accounting firm of Wen Jiang & Company, PC in Portland, Oregon, where provides services to more than 300 clients in the public and private sectors. Since January 2013, Mr. Jiang has served in the capacity of the Chairman of the Audit Committee of China New Borun Corporation (NYSE: BORN). Mr. Jiang has 18 years of experience in accounting, auditing, tax and international business consulting matters. He is a licensed CPA in State of Oregon (1993) and a registered member with PCAOB. Mr. Jiang holds a Bachelor of Science degree in Accounting from Eastern Oregon University (1989). Wen Jiang’s substantial experience and expertise in accounting, auditing, tax and international business consulting matters provide valuable insights to the Board and the Board committees on which he serves.

Zhenyu Wu has served as our director since November 15, 2012. During the past six years, Dr. Wu has held a number of academic appointments and offices at the institutions of higher learning in Canada. Specifically, since 2012, he has held positions of a tenured Associate Professor and Canada Research Chair (Tier 2) in Entrepreneurship and Innovation at the University of Manitoba. In 2011, he joined the same institution as a tenured Associate Professor and Stu Clark Professor of Financial Management. Prior to that, he was an Associate Professor at University of Saskatchewan (2007-2011). Dr. Wu holds a Ph.D in Finance, an MBA, and a Master of Arts degree in Economics from University of Calgary (2007, 2002 and 2001, respectively). He is widely published on matters of corporate governance and entrepreneurial finance, and brings to the Company and its Board his expertise and substantial experience in those areas.

Sun Xun joined the Company as new Chief Operating Officer effective as of June 17, 2010. Mr. Sun brings to Andatee over 20 years of operational experience in the PRC petrochemical industry. He has been with the Company for over 5 years as operations manager. Prior to joining Andatee, Mr. Sun was a Sales Manager at a subsidiary of Heilongjiang Petrochemical Company. Prior to that, he was a Sales Manager for Dalian Hengda High Technology Co., Ltd. and Wuhan Chang Ning Engineering Co., Ltd. From 1989 to 2002, he held various positions at Jiamusi Chemical Co., Ltd. And, during the last 4 years of his tenure at Jiamushi, he was appointed to the office of the Associate Director in the company’s sales department.

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Yudong Hou was appointed as our director effective as of September 13, 2010. Prior to this appointment, Mr. Hou has been Managing Director of Eastern Link Capital, an investment firm that seeks late stage and middle market investment opportunities in China. Prior to that, he served in various executive positions in a leading Chinese securities and investment bank, GF Securities, Inc. including as its Executive Vice President at the investment banking group, investment management group and GF Northern Securities, Inc. ; Mr. Hou was employed at Edward Jones in Newton, MA, as an investment representative and at Waddell & Reed Financial in Worcester, MA. ;he also served as Vice President and Chief Financial Officer of IDG Technology Venture Investment Company in Beijing, China. Mr. Hou holds a Bachelor’s degree in Accounting from Economic Management School, North China University of Technology, Beijing, China (1992) and a Master’s degree in Finance from Sawyer School of Management Suffolk University (1999). He also holds FINRA Series 6, 7 and 63 securities licenses. Yudong Hou brings to the Company, its Board and standing committees his expertise and substantial experience in the areas of investment banking, venture capital and capital finance.

Bai Jinhai has been our Chief Technological Officer since March 2005. Mr. Bai holds a Chemical Engineering degree from Dalian Technological University (DTU) (September 1963). Following his graduation, he remained on the DTU faculty and has taught in undergraduate and graduate programs at the DTU. He has also conducted independent research in the oil and chemical technology areas.

*****

Except as set forth below, there are no material proceedings to which any director, executive officer or affiliate of the Company, any owner of record or beneficial owner of more than five percent of any class of voting securities of the Company, or any associate of any such director, executive officer, affiliate or security holder is a party adverse to the Company or has a material interest adverse to the Company. There are no family relationships between any of the Company’s executive officers or directors and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director. There were no material changes to the procedures by which shareholders may recommend nominees to the Board since the Company’s last disclosure of such policies.

Dismissal of Shareholder Complaints

As previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and as updated in the subsequent quarterly reports, the Company and certain of its officers and directors have been named as defendants in several shareholder lawsuits filed in the Court of Chancery of the State of Delaware in connection with a contemplated “going private” proposal by the Company’s Chief Executive Officer and majority shareholder, An Fengbin. Namely, these shareholder lawsuits include complaints entitled (i) George Durgin v. An Fengbin, Wen Jiang, Wen Tong, Francis N.S. Leong, Hou Yudong and Andatee China Marine Fuel Services Corporation, purportedly on behalf of all similarly situated persons, (ii) Roger and Lauresteine Marin v. Andatee China Marine Fuel Services Corporation, An Fengbin, Wen Jiang, Wen Tong, Francis N.S. Leong, and Hou Yudong, purportedly on behalf of all similarly situated persons, (iii) Harlow Greguire v. An Fengbin, Wen Tong, Wen Jiang, Francis N.S. Leong, Hou Yudong and Andatee China Marine Fuel Services Corporation, purportedly on behalf of all similarly situated persons, and (iv) Benjamin L. Padnos v. Andatee China Marine Fuel Services Corporation, An Fengbin, Wen Tong, Wen Jiang, Francis N.S. Leong, and Hou Yudong, purportedly on behalf of all similarly situated persons (collectively, the “Shareholder Complaints”). On September 7 and 12, 2012, respectively, the Court of Chancery of the State of Delaware granted Notices of Voluntary Dismissals filed by plaintiffs in each of the Shareholder Complaints. The plaintiffs in each of the foregoing Shareholder Complaints dismissed actions against all defendants in each of the complaints without prejudice. No consideration was paid to the plaintiffs or their attorneys in connection with the dismissals.

To the best of our knowledge, none of the following events have occurred during the past ten years that are material to an evaluation of the ability or integrity of any director, director nominee or executive officer of the Company:

• any bankruptcy petition filed by or against, or any appointment of a receiver, fiscal agent or similar Officer for, the business or property of such person, or any partnership in which such person was a general partner or any corporation of which such person was an executive officer either, in each case, at the time of the filing for bankruptcy or within two years prior to that time;

• any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

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• being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities:

(i)            acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, Director or employee of any investment company, bank, savings and loan association or insurance company; or

(ii)           engaging in or continuing any conduct or practice in connection with such activity;

(iii)          engaging in any type of business practice; or engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.

• being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to act as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, Director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

• being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or federal commodities law, and the judgment in such civil action or finding by the SEC or the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated;

• being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial instructions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

• being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a) (26) of the Exchange Act), any registered entity (as defined in Section 1(a) (29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or person associated with a member.

Director and Board Nominee Independence

Our Board is subject to the independence requirements of the Nasdaq Stock Market (“Nasdaq”). Pursuant to the requirements, the Board undertakes an annual review of director independence. During this review, the Board considers transactions and relationships between each director or any member of his immediate family and Andatee and its affiliates, including those transactions that are contemplated under Item 404(a) of Regulation S-K. The purpose of this review is to determine whether any such relationships or transactions exist that are inconsistent with a determination that the director is independent. Our Board has determined that a majority of our directors and all current members of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee are ‘‘independent’’ under the standards provided by the Nasdaq and that the members of the Audit Committee are also “independent” for purposes of Section 10A-3 of the Exchange Act. An Fengbin, in addition to serving on the Board, is also our President and Chief Executive Officer; he does not serve on any of the Board committees. The Board based these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors. If elected, Wang Hao, who is the Company’s Chief Financial Officer, will not be deemed an “independent” member of the Board. Except as set forth in the Company’s Annual Report on Form 10-K for the most recent fiscal year, none of our directors engages in any transaction, relationship, or arrangement contemplated under section 404(a) of Regulation S-K.

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Membership, Meetings and Attendance

Our Board has three committees: Audit Committee, Compensation Committee, and the Nominating and Governance Committee.

During the fiscal year ended December 31, 2012, members of our Board discussed various matters informally on a number of occasions. In addition, the Board held at least six meetings in person or telephonically. Also during fiscal year 2012, our Audit Committee held five meetings, and our Compensation Committee and Nominating and Governance Committee each held one meeting. Each of our directors attended greater than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

The membership and responsibilities of our current committees are summarized below. Additional information regarding the responsibilities of each committee is found in, and is governed by, our Bylaws, as amended, each committee’s Charter, where applicable, specific directions of the Board, and certain mandated regulatory requirements. The Company’s corporate website is currently under construction. When the website is operational, all standing committee charters and the Code will be made available free of charge.

Below are the current committee memberships and other information about the Board committees. The membership of each of the standing committees of the Board is comprised solely of independent directors, as described below.

Name	Board of Directors	Audit Committee	Compensation Committee	Nominating and Governance Committee

An Fengbin	**
Wen Jiang (1)	*	*	**	*
Yudong Hou	*	*	*	**
Zhenyu Wu	*	**	*	*

*	Designates membership.
**	Designates chairmanship or acting chairmanship.
(1)	Audit Committee financial expert.

Nominating and Governance Committee

The Nominating and Governance Committee has the following responsibilities as set forth in its charter:

• to review and recommend to the Board with regard to policies for the composition of the Board;

• to review any director nominee candidates recommended by any director or executive officer of the Company, or by any shareholder if submitted properly;

• to identify, interview and evaluate director nominee candidates and have sole authority to retain and terminate any search firm to be used to assist the Committee in identifying director candidates and approve the search firm’s fees and other retention terms;

• to recommend to the Board the slate of director nominees to be presented by the Board;

• to recommend director nominees to fill vacancies on the Board, and the members of each Board committee;

• to lead the annual review of Board performance and effectiveness and make recommendations to the Board as appropriate; and

• to review and recommend corporate governance policies and principles for the Company, including those relating to the structure and operations of the Board and its committees.

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Shareholders meeting the following requirements who want to recommend a director candidate may do so in accordance with our Bylaws and the following procedures established by the Nomination and Governance Committee. The Board will consider all director candidates recommended to the Nomination and Governance Committee by shareholders owning at least 5% of our outstanding shares at all times during the year preceding the date on which the recommendation is made that meet the qualifications established by the Board. To make a nomination for director at an Annual Meeting, a written nomination solicitation notice must be received by the Nomination and Governance Committee at our principal executive office not less than 120 days before the anniversary date our proxy statement was mailed to shareholders in connection with our previous annual meeting. The written nomination solicitation notice must contain the following material elements, as well as any other information reasonably requested by us or the Nomination and Governance Committee:

• the name and address, as they appear on our books, of the stockholder giving the notice or of the beneficial owner, if any, on whose behalf the nomination is made;

• a representation that the stockholder giving the notice is a holder of record of our common stock entitled to vote at the annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice;

• complete biography of the nominee, as well as consents to permit us to complete any due diligence investigations to confirm the nominee’s background, as we believe to be appropriate;

• the disclosure of all special interests and all political and organizational affiliations of the nominee;

• a signed, written statement from the director nominee as to why the director nominee wants to serve on our Board, and why the director nominee believes that he or she is qualified to serve;

• a description of all arrangements or understandings between or among any of the stockholder giving the notice, the beneficial owner, if any, on whose behalf the notice is given, each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice;

• such other information regarding each nominee proposed by the stockholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by our Board; and

• the signed consent of each nominee to serve as a director if so elected.

In considering director candidates, the Nomination and Governance Committee will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors who can bring the benefit of various backgrounds, skills and insights to the Company and its operations. Each director nominee is evaluated in the context of the full Board’s qualifications as a whole, with the objective of establishing a Board that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment. Each director nominee will be evaluated considering the relevance to us of the director nominee’s skills and experience, which must be complimentary to the skills and experience of the other members of the Board. The Nominating and Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its shareholders.

Yudong Hou is the Chair of this Committee; Zhenyu Wu and Wen Jiang are the other two members on the Committee.

Board Leadership Structure and Role in Risk Oversight

An Fengbin is our Chief Executive Officer and Chairman of our Board of Directors. He is also the founder of Andatee and its largest shareholder. It is An Fengbin’s opinion that a controlling shareholder who is active in business, as is currently the case, should hold both roles. The opinion is shared by our Board because An Fengbin is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, the Board believes the combined role of Chairman and Chief Executive Officer, at large, is in the best interest of shareholders because it provides the appropriate balance between strategy development and independent oversight of management. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer brings company-specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance. Zhenyu Wu, the Chairman of our Audit Committee, is also the Lead Independent Director of our Board. In these capacities, Mr. Wu, among other things, presides over meetings of non-management, independent directors and, with input from other directors, prepares agendas for these meetings and maintain contact between the Board and the management of the Company. Our Board believes that this arrangement has and continues to serve the best interests of the Company’s shareholders.

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The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including strategic, operational, reporting and compliance risks. The full Board (or the appropriate standing committee of the Board in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate party within the organization that is responsible for a particular risk or set of risks to enable it to understand our risk identification, management and mitigation strategies. The Board has developed an agenda of risk topics that are presented to the Board or one of its standing committees on an annual basis. When a committee receives such a report, the Chairman of the committee discusses the report with the full Board during the next available Board meeting, holding additional meetings, if and when required. This practice enables the Board and its committees to coordinate risk oversight for the Company, particularly regarding the interrelationship among various risks. The Audit Committee discusses our policies with respect to risk assessment and risk management. The Compensation Committee and the Board each discuss the relationship between our compensation policies and corporate risk to assess whether these policies encourage excessive risk-taking by executives and other employees.

Shareholder Communications with Directors

We have no formal written policy regarding communication with the Board. Persons wishing to write to the Board or to a specified director or committee of the Board should send correspondence to the Secretary at our principal offices. Electronic submissions of shareholder correspondence will not be accepted. The Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the shareholders, to the functioning of the Board, or to the affairs of Andatee. Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board. If the Chairman of the Board is not an independent director, a copy will be sent to the Chairman of the Audit Committee as well.

Board Member Attendance at Annual Meetings

All current Board members and all nominees for election to our Board intend to attend our Annual Meeting unless personal circumstances make the Board member or director nominee attendance impracticable or inappropriate.

Audit Committee

The Audit Committee assists the Board in the oversight of the audit of our consolidated financial statements and the quality and integrity of its accounting, auditing and financial reporting processes. The Audit Committee is responsible for making recommendations to the Board concerning the selection and engagement of independent registered public accountants and for reviewing the scope of the annual audit, audit fees, results of the audit and auditor independence. The Audit Committee also reviews and discusses with management and the Board such matters as accounting policies, internal accounting controls and procedures for preparation of financial statements. Our Board has determined that each of the members of the Audit Committee meets the criteria for independence under the standards provided by the Nasdaq Stock Market. Zhenyu Wu (Chairman), Yudong Hou and Wen Jiang are all members of the Committee. Our Board has also determined that Mr. Wen Jiang qualifies as an ‘‘audit committee financial expert’’ as defined under the federal securities laws. He is an “independent” member of our Board as defined under Rule 10A-3 under the Exchange Act.

The purpose of the Audit Committee is to assist the Board in its general oversight of Andatee’s financial reporting, internal controls and audit functions. The Audit Committee’s primary responsibilities are to:

•               review whether or not management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

•               review whether or not management has established and maintained processes to ensure that an adequate system of internal controls is functioning within the Company;

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•               review whether or not management has established and maintained processes to ensure compliance by the Company with legal and regulatory requirements that may impact its financial reporting and disclosure obligations;

•               oversee the selection and retention of the Company’s independent registered public accounting firm, their qualifications and independence;

•               prepare a report of the Audit Committee for inclusion in the proxy statement for the Company’s annual meeting of shareholders;

•               review the scope and cost of the audit, the performance of the independent registered public accounting firm, and their report on the annual financial statements of the Company; and

•               perform all other duties as the Board may from time to time designate.

Compensation Committee

The duties of the Compensation Committee include establishing any director compensation plan or any executive compensation plan or other employee benefit plan which requires shareholder approval; establishing significant long-term director or executive compensation and director or executive benefits plans which do not require stockholder approval; determination of any other matter, such as severance agreements, change in control agreements, or special or supplemental executive benefits, within the Committee's authority; determining the overall compensation policy and executive salary plan; and determining the annual base salary, annual bonus, and annual and long-term equity-based or other incentives of each corporate officer, including the CEO. Although a number of aspects of the CEO’s compensation may be fixed by the terms of his employment contract, the Compensation Committee retains discretion to determine other aspects of the CEO’s compensation. The CEO reviews the performance of the executive officers of the Company (other than the CEO) and, based on that review, the CEO makes recommendations to the Compensation Committee about the compensation of executive officers (other than the CEO). The CEO does not participate in any deliberations or approvals by the compensation committee or the Board with respect to his own compensation. The Compensation Committee makes recommendations to the Board about all compensation decisions involving the CEO and the other executive officers of the Company. The Board reviews and votes to approve all compensation decisions involving the CEO and the executive officers of the Company. The Compensation Committee and the Board will use data, showing current and historic elements of compensation, when reviewing executive officer and CEO compensation. The Committee is empowered to review all components of executive officer and director compensation for consistency with the overall policies and philosophies of the Company relating to compensation issues. The Committee may from time to time delegate duties and responsibilities to subcommittees or a Committee member. The Committee may retain and receive advice, in its sole discretion, from compensation consultants. The Compensation Committee does not currently employ compensation consultants in determining or recommending the amount or form of executive and director compensation. None of the members of our Compensation Committee is one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Wen Jiang is the Chairman of the Compensation Committee; Zhenyu Wu and Yudong Hou are the other two members of this committee.

Code of Conduct and Ethics

Our Board has adopted a Code of Ethics within the meaning of Item 406 of Regulation S-K that applies to all of our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code codifies the business and ethical principles that govern our business. The Code is designed to deter wrongdoing and to promote: (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations of the ethics code to an appropriate person or persons identified in the code; and (v) accountability for adherence to the Code.

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Compensation of Directors and Executive Officers

Summary Compensation Table

The following table sets forth information concerning the compensation for the fiscal years ended December 31, 2012 and 2011, respectively, of our (i) Chief Executive Officer, (ii) Chief Financial Officer, and (iii) all other executive officers (collectively, the “named executive officers”):

•	An Fengbin — President and Chief Executive Officer (Principal Executive Officer)
•	Wen Tong — Chief Financial Officer; resigned in January 2012.
•	Haipeng Wang — Chief Financial Officer; resigned in November 2012.
•	Wang Hao — Chief Financial Officer (Principal Financial Officer); appointed in November 2012.

Name and principal position	Year	Salary	Bonus	Option Awards (5)	All Other Compensation	Total

An Fengbin,
President and CEO (1)	2012	$150,000	-	-	-	$150,000
	2011	$150,000	-	-	-	$150,000

Wen Tong, (2)	2011	$50,000	-	-	-	$50,000

Haipeng Wang (3)	2012	$50,000	-	-	-	$50,000

Wang Hao, CFO (4)	2012	$75,000	-	-	-	$75,000

(1)            The material terms and provisions of Mr. An’s Employment Agreement are disclosed below. On July 14, 2010, the Board, following the review and recommendation of the Compensation Committee of the Board, approved and adopted (i) an increase to An Fengbin’s annual base salary from USD$125,000 to $150,000, effective as of January 1, 2010; (ii) consistent with the terms and provisions of the Employment Agreement, an award Mr. An a one-time short term variable incentive pay in the amount of USD$125,000, which represents approximately 1.4% of the Company’s net income before taxes for the fiscal year ended December 31, 2009, and (iii) a grant of 100,000 stock options, vesting as follows: 40,000 options vesting on the date of the grant, 30,000 options - on the 1st anniversary of the grant and the remaining 30,000 options - on the 2nd anniversary of the grant, with an exercise price of $4.27 per share, which was the closing price of the Company’s stock on July 14, 2010. Except as set forth above and footnote (2) below, there were no option grants, option exercises, options outstanding or stock vested in 2010 or 2009. We do not offer any pension benefit plans to our employees. In 2011, Mr. An’s salary was $150,000 and no other compensation was paid to him.

(2)            On July 14, 2010, the Board approved and adopted an increase to Wen Tong’s annual base salary from USD$16,000 to $50,000, effective as of January 1, 2010. The Board also approved a grant in the amount of 60,000 stock options, vesting in 3 equal annual installments as follows: 20,000 options vesting on the date of the grant, 20,000 options - on the 1st anniversary of the grant and the remaining 20,000 options - on the 2nd anniversary of the grant, with an exercise price of $4.27 per share, which was the closing price of the Company’s stock on July 14, 2010. In 2011, Mr. Wen’s salary was $50,000 and no other compensation was paid to him. Mr. Wen resigned as our Chief Financial Officer in January 2012.

(3)            Resigned as the Company’s CFO effective as of November 23, 2012.

(4)            Appointed as the Company’s CFO effective as of December 17, 2012.

(5)            Option Awards represent the grant date fair value of options in 2011, calculated in accordance with FASB ASC Topic 718. No options were granted in 2012. For the purposes of making the option calculation for 2011, the following assumptions were made: (a) weighted expected life (years) - 3; (b) volatility - 83.70%; (c) dividend yield - 0.0%; and (d) weighted discount rate - 0.85% for the 2011 year option grant.

Except as described below, we currently have no employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control.

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An Fengbin Employment Agreement

In November 2009, we entered into an Employment Agreement with Mr. An Fengbin, our President and Chief Executive Officer. Under the terms of the Employment Agreement, he will serve as our President and Chief Executive Officer for a term of 5 years. Mr. An is to receive an initial annual salary in the amount of $120,000, with an annual increase of the prior year’s salary thereafter during the term. Additionally, at the discretion of our Compensation Committee, Mr. An is eligible to receive an annual bonus which amount, if any, and payment will be determined by the Committee. Mr. An is entitled to medical, disability, vacation and life insurance benefits, and reimbursement of all reasonable or authorized business expenses. In the event the Employment Agreement terminates, during its term, upon Mr. An’s death, the Company is obligated to pay Mr. An’s estate his base salary amount through the first anniversary of his death (or the expiration of the Employment Agreement if earlier than the anniversary date), as well as pro rata allocation of any bonus based on the days of service during the year of death, and all amounts owing to Mr. An at the time of termination, including for previously accrued but unpaid bonuses, expense reimbursements and accrued but unused vacation pay. If Mr. An is unable to perform his obligations under the Employment Agreement for over 180 consecutive days during any consecutive 12 months period, we may terminate the Employment Agreement by written notice to Mr. An delivered prior to the date that he resumes his duties. Upon receipt of such written notice, Mr. An is permitted to request a medical examination under which if he was certified to be incapable of performing his obligations for over 2 additional months, the Employment Agreement would be terminated.

We may terminate the Employment Agreement for Cause, upon notice if at any time Mr. An, among other things: (a) refuses in bad faith to carry out specific written directions of our Board; (b) intentionally takes fraudulent or dishonest action in his relations with us; (c) is convicted of a crime involving an act of significant moral turpitude; or (d) knowingly commits an act or omitted to act in violation of our written policies, the Employment Agreement or any agreements that we may have with third parties and that is materially damaging to our business or reputation. On the other hand, Mr. An may terminate the Employment Agreement upon written notice if, among other things: (a) there is a material adverse change in the nature of his title, duties or obligations; (b) we materially breach the Employment Agreement; (c) we fail to make any payment to Mr. An (excepting any payment which was not material and which we were contesting in good faith). If Mr. An were to terminate the Employment Agreement for any one of these reasons, or if we terminated the Employment Agreement without Cause, we would be obligated to pay to Mr. An (or in the case of his/her death, his estate), his base salary and any bonus, without any offset, as well as all amounts owing to Mr. An at the time of termination, including for previously accrued but unpaid bonuses, expense reimbursements and accrued but unused vacation pay. In the event of a consolidation, merger, transfer of assets or similar transaction, the employment agreement will inure to the benefit of and be assumed by resulting or surviving transferee corporation or entity and will continue in full force and effect and will entitle Mr. An to exactly the same compensation, benefits, perquisites, payments and other rights as would have been their entitlement had such extraordinary corporate transaction not occurred.

The Employment Agreement contains restrictive covenants: (i) preventing the use and/or disclosure of confidential information during or at any time after termination; and (ii) preventing competition with the Company during his employment and for a period of 3 years after termination (including contact with or solicitation of our customers, employees or suppliers). The Employment Agreement also contains other terms and provisions customary for agreements of this nature. Lastly, we indemnify Mr. An for any claims made against him in his capacity as our executive officer.

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Outstanding Equity Awards at December 31, 2012

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date

An Fengbin(1)(3)	100,000	-	$4.27	July 14, 2020

Wen Tong(2)(3)	60,000	-	$4.27	July 14, 2020

1.	On July 14, 2010, the Board, following the review and recommendation of the Compensation Committee of the Board, approved, among other things, a grant of 100,000 stock options, vesting as follows: 40,000 options vesting on the date of the grant, 30,000 options - on the 1st anniversary of the grant and the remaining 30,000 options - on the 2nd anniversary of the grant, with an exercise price of $4.27 per share, which was the closing price of the Company’s stock on July 14, 2010.

2.	On July 14, 2010, the Board, following the review and recommendation of the Compensation Committee of the Board, approved, among other things, a grant of 60,000 stock options, vesting in 3 equal annual installments as follows: 20,000 options vesting on the date of the grant, 20,000 options - on the 1st anniversary of the grant and the remaining 20,000 options - on the 2nd anniversary of the grant, with an exercise price of $4.27 per share, which was the closing price of the Company’s stock on July 14, 2010.

3.	In 2012, there were no equity or option awards.

Director Compensation in 2012

The following table represents Board member compensation in 2012:

Name	Paid in Cash (1)		Option Awards	All Other Compensation (3)	Total

Francis Leong (3)	$18,000		$-	$0	$18,000
Wen Jiang (3)	$15,000		$-	$0	$15,000
Yudong Hou	$15,000		$-	$0	$15,000
An Fengbin (2)	$0	(3)	$-	$0	$0
Wen Tong (2)	$0	(3)	$-	$0	$0

(1)          All directors will be reimbursed for their reasonable out of pocket expenses associated with attending meetings. There were no such expenses in 2012.

(2)          Management member of the Board who is not compensated for his Board service.

(3)          Does not include Board member’s compensation in connection with his service on the Special Committee of the Board, which committee was established in November 2011, following receipt of a notice from An Fengbin, the Company’s CEO, of his intention to launch a tender offer to acquire all of the outstanding shares of Andatee that he did not already own. The Special Committee consisted of two of the Company’s independent directors, Francis N.S. Leong (Chairman) and Wen Jiang, and pursuant to the Board’s resolutions, Messrs. Leong and Jiang received $30,000 and $20,000, respectively, for their services on the committee.

Long Term Incentive Plan

2009 Equity Incentive Plan

In July 2009, our Board adopted, subject to the shareholder approval, the 2009 Equity Incentive Plan (the “Plan”) for our officers, directors, employees and outside consultants and advisors. We have developed this Plan to align the interests of (i) employees, (ii) non-employee Board members, and (iii) consultants and key advisors with the interests of our shareholders and to provide incentives for these persons to exert maximum efforts for our success and to encourage them to contribute materially to our growth. As of the date hereof, we have issued 470,125 options pursuant to the Plan.

The Plan is not subject to the provisions of the Employment Retirement Income Security Act and is not a “qualified plan” within the meaning of Section 401 of the Internal Revenue Code, as amended (the “Code”). The Plan is administered by our Compensation Committee which has exclusive discretion to select the participants who will receive awards under the Plan and to determine the type, size and terms of each award.

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Shares Subject to the Plan. We may issue up to 5,000,000 shares under the Plan, subject to adjustment to prevent dilution from stock dividends, stock splits, recapitalization or similar transactions. Certain grants may be made in cash, in our stock, or in a combination of the two, as determined by the Compensation Committee.

Awards under the Plan. Under the Plan, the Compensation Committee may grant awards in the form of incentive stock options, as defined in Section 422 of the Code, as well as options which do not so qualify, stock units, stock awards, stock appreciation rights and other stock-based awards.

Options. The duration of any option shall be within the sole discretion of the Compensation Committee; provided, however, that any incentive stock option granted to a 10% or less stockholder or any nonqualified stock option shall, by its terms, be exercised within 10 years after the date the option is granted and any incentive stock option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the option is granted. The exercise price of all options will be determined by the Compensation Committee; provided, however, that the exercise price of an option (including incentive stock options or nonqualified stock options) will be equal to, or greater than, the fair market value of a share of our stock on the date the option is granted and further provided that incentive stock options may not be granted to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary, as defined in section 424 of the Code, unless the price per share is not less than 110% of the fair market value of our stock on the date of grant.

Stock Units. The Compensation Committee may grant stock to an employee, consultant or non-employee director, on such terms and conditions as the Compensation Committee deems appropriate under the Plan. Each stock shall represent the right of the participant to receive a share of our stock or an amount based on the value of a share of our stock.

Stock Awards. The Compensation Committee may issue shares of our stock to an employee, consultant or non-employee director under a stock award, upon such terms and conditions as the Committee deems appropriate under the Plan. Shares of our stock issued pursuant to stock awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions.

Compensation Committee. The Compensation Committee may establish conditions under which restrictions on stock awards shall lapse over a period of time or according to such other criteria as the Compensation Committee deems appropriate, including restrictions based upon the achievement of specific performance goals.

SARs and Other Stock-Based Awards. SARs may be granted to an employee, non-employee director or consultant separately or in tandem with an option. SARs may be granted in tandem either at the time the option is granted or at any time thereafter while the option remains outstanding. Upon the exercise of SARs, the related option will terminate to the extent of an equal number of shares of our stock. The stock appreciation for a SAR is the amount by which the fair market value of the underlying stock on the date of exercise of the SAR exceeds the base amount of the SAR. The Compensation Committee will determine whether the stock appreciation for a SAR is to be paid in the form of shares of stock, cash or a combination of the two.

Other Awards. Other awards may be granted that are based on or measured by our stock to employees, consultants and non-employee directors, on such terms and conditions as the Compensation Committee deems appropriate. Other stock-based awards may be granted subject to achievement of performance goals or other conditions and may be payable in our stock or cash, or in a combination of the two.

Qualified Performance-Based Compensation. The Compensation Committee may determine that stock units, stock awards, SARs or other stock-based awards granted to an employee will be considered ‘‘qualified performance-based compensation’’ under section 162(m) of the Code.

Termination of Employment. If the employment or service of a participant is terminated for cause, the options of such participant, both accrued and future, will terminate immediately. If the employment or service is terminated by either the participant or us for any reason other than for cause, death, or for disability, as defined in Section 22(e)(3) of the Code, the options of the participant then outstanding shall be exercisable by the participant at any time prior to the expiration of the options or within three months after the date of such termination, whichever is shorter, but only to the extent of the vested right to exercise the options at the date of the termination. In the case of a participant who becomes disabled, the rights of the participant under any then outstanding options are exercisable by the participant at any time prior to the expiration of the options or within one year after the date of termination of employment or service due to disability, whichever is shorter, but only to the extent of the vested right to exercise the options at the date of such termination. In the event of the death of a participant, the rights of the participant under any then outstanding options are exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the options or within one year after the date of death, whichever is shorter, but only to the extent of the vested right to exercise the options, if any, at the date of death. The terms and conditions regarding any other awards under the Plan will be determined by the Compensation Committee.

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Termination or Amendment of the Plan. Our Board of Directors may at any time terminate the Plan or make such amendments thereto as it deems advisable, without action on the part of our shareholders unless their approval is required under the law. However, no termination or amendment will, without the consent of the individual to whom any option has been granted, affect or impair the rights of such individual. Under Section 422(b)(2) of the Code, no incentive stock option may be granted under the Plan more than ten years from the date the Plan is adopted or the date the Plan is approved by our shareholders, whichever is earlier.

Securities Authorized for Issuance under Equity Compensation Plans

As discussed above, our incentive plan authorizes awards representing up to 5,000,000 shares of common stock. As of the date hereof, we have issued 470,125 options pursuant to the Plan.

Equity Compensation Plan Information as of December 31, 2012

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights Weighted	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders	260,125	$4.05	4,739,875
Equity compensation plans not approved by security holders	n/a	n/a	n/a

Total	260,125	$4.05	4,739,875

Transactions with Related Persons

Pursuant to Board policy, our executive officers and directors, and principal stockholders, including their immediate family members and affiliates, are not permitted to enter into a related party transaction with us without the prior consent of our Audit Committee, or other independent committee of our board of directors in the case it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our Audit Committee for review, consideration and approval. All of our directors, executive officers and employees are required to report to our Audit Committee any such related party transaction. In approving or rejecting the proposed agreement, our Audit Committee shall consider the relevant facts and circumstances available and deemed relevant to the Audit Committee. Our Audit Committee shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion.

Except as disclosed below, from its inception to December 31, 2012, the Company has not been a participant in any transaction that is reportable under Item 404(d) of Regulation S-K. The Company knows of no proposed transaction in which it will be a participant that would be reportable under Item 404(d) of Regulation S-K.

Dalian Dongfangzheng Industrial Co., Ltd., (DFZ) which holds 85% equity interest in Dalian Xingyuan, was established by An Fengbin and his wife, Wang Jing, in September 2006. In September 2008, DFZ borrowed $5,436,942 from Donggang Xingyuan for the purpose of short-term funding for its business operations. The borrowing was non-interest bearing. As of September 30, 2009 the balance was paid in full in three separate payments; $4.38 million during February 2009, $120,000 during April 2009, and the remaining balance was paid on August 8, 2009. All material related party transactions will be made or entered into on terms that are no less favorable to use than can be obtained from unaffiliated third parties. Related party transactions that we have previously entered into were not approved by independent directors, as we had no independent directors at that time.

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In November 2009, Xingyuan advanced $122,667 to Donggang Aquatic Product Trading Center and Donggang Xingyuan Ship Repair Yard, two companies that are under the control of Mr. An Fengbin. These companies are using these funds, together with approximately $700,000 invested by Mr. An Fengbin through December 31, 2009, to construct facilities in the Donggang port area that would provide marine services that complement the services offered there by the Company. Mr. An Fengbin is liable to the Company for these advances and is at risk for any losses incurred by these entities, and the Company has no obligations to or on behalf of Donggang Aquatic Product Trading Center and Donggang Xingyuan Ship Repair Yard. The Audit Committee consisting solely of independent and disinterested directors of the Board has reviewed, approved and ratified the terms of the foregoing transaction.

During 2011, an entity controlled by a majority shareholder provided advances to the Company in the amount of $2,045,820. The funds were used for working capital purposes. The Company has paid it back as of September 30, 2012.

On November 23, 2011, the Company received notice from this majority shareholder of his intention to launch a tender offer to acquire all of the outstanding shares of the Company that he does not already own at a price of $4.21 per share in cash, subject to financing, due diligence and other conditions. On September 5, 2012, this majority shareholder delivered a written notice to the Special Committee of the Board of Directors of the Company (the “Special Committee”) stating that, effective immediately, he had withdrawn his previously submitted non-binding “going private” proposal to acquire all outstanding shares of the Company not already owned by him and his affiliates.

During 2012, an investor group related to this majority shareholder provided advances to the Company in the aggregate amount of 97 million RMB (US$15,416,997). The funds were used for working capital purposes. Repayments of the advanced amounts are due upon demand, without interest, after August 31, 2012. As of September 30, 2012, the Company has repaid $10,271,347. The Company paid the remaining balance of $5,145,650 in the fourth quarter of 2012.

During the normal course of the business, the Company, from time to time, temporarily borrows money from its principal shareholders or officers to finance its working capital as needed. The amounts are usually unsecured, non-interest bearing and due on demand. The Company had officer loans in the amount of $509,255 and $2,032,963 as of December 31, 2012 and 2011, respectively.

Proposal 2

To ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013.

Our Audit Committee has selected Friedman LLP (“Friedman”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2013. Our stockholders are being asked to ratify this appointment. In the event that ratification of this selection of auditors is not approved by the stockholders, we will reassess our selection of auditors. Representatives of Friedman are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Annual Meeting.

As previously reported, on October 18, 2012, the Company received a notice from Daszkal Bolton LLP, the Company’s independent registered public accounting firm (“DB”) stating that, effective October 20, 2012, DB would cease its services as the Company’s independent auditors. DB cited “changes in the marketplace” for its inability to continue to provide services to the Company. DB reported on the Company’s financial statements for the year ended December 31, 2011. The DB reports on the Company’s financial statements as of December 31, 2011 and for the fiscal year ended December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

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On November 8, 2012, the Company engaged the services of Friedman as the Company’s new independent registered public accounting firm to audit the Company’s balance sheet as of December 31, 2012, and the related statements of operations and comprehensive income, stockholders’ equity, and cash flows for the year then ended. Friedman will also perform a review of the Company’s unaudited quarterly financial information as of and for the quarters ending September 30, 2012, March 31, 2013 and June 30, 2013. The decision to engage Friedman was approved and recommended by the Audit Committee of the Board.

The following table sets forth the aggregate fees billed by DB for its work in 2011 and 2012 fiscal years and the aggregate fees billed by Friedman for its work in the 2012 fiscal year:

	2012	2011

Audit Fee	$179,000	$150,000
Audit-Related Fees	$12,000	$2,200
Tax Fees	$0	$0
All Other Fees	$0	$0

Audit Fees

Audit fees represent the aggregate fees billed for professional services rendered by DB and Friedman for the audit of our annual financial statements, review of financial statements included in our quarterly reports, review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees. There were no such fees in fiscal 2012 and 2011.

Tax Fees

Tax fees represent the aggregate fees billed for professional services rendered by our principal accountants for tax compliance, tax advice, and tax planning for such years.

All Other Fees

All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories. There were no such fees in fiscal 2012 and 2011.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditors. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence. Our Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by our independent accountants. The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent accountants. The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent accountants. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the accountants’ independence. As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members. Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled quarterly meeting. The Audit Committee considered whether the provision of the auditors’ services, other than for the annual audit and quarterly reviews, is compatible with its independence and concluded that it is compatible. In 2012 and 2011, all such services were pre-approved by the Audit Committee.

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Report of the Audit Committee

The Company’s management is responsible for preparing the Company’s financial statements, implementing and maintaining systems of internal control, and the independent auditors are responsible for auditing those financial statements and expressing its opinion as to whether the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles in the United States of America. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors. In fulfilling its responsibilities, the Board appointed Friedman LLP, an independent registered public accounting firm, as the Company’s independent auditors for the 2012 fiscal year. During 2012, the Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit.

In connection with the Company’s Annual Report on Form 10-K, the Audit Committee reviewed and discussed with the independent auditors and with management the Company’s audited consolidated financial statements and the adequacy of its internal control over financial reporting. The Audit Committee met with the independent auditors, without management present, to discuss the results of the independent auditors’ audit and the overall quality of the Company’s financial reporting. The meeting was also designed to facilitate any desired private communication between the Audit Committee and the independent auditors.

The Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee.

/s/ Zhenyu Wu (Chairman), Yudong Hou, Wen Jiang

Vote Required for Approval and Board Recommendation

The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal. The Board recommends vote FOR the ratification of the appointment of Friedman LLP our independent registered public accounting firm for the fiscal year ending December 31, 2013.

Proposal 3

To approve an amendment to the Company's Certificate of Incorporation to effect a reverse stock split of the Company's outstanding common stock, as determined by our Board of Directors in its discretion, of a ratio of not less than 1-for-2 and not more than 1-for-5, to maintain the listing of the Company's securities on the Nasdaq Stock Market.

General

Our shareholders are being asked to act upon a proposal to approve an amendment to our Certificate of Incorporation to effect reverse stock split of all of the outstanding shares of common stock of the Company at a ratio of not less than 1-for-2 and not more than 1-for-5, with our Board of Directors having the discretion and authority to determine at which ratio to effect the reverse stock split, if at all (each, the “Reverse Stock Split”). If this proposal is approved, the Board will have the authority, but not the obligation, in its sole discretion, and without any further action on the part of the shareholders, to select a reverse split ratio and to effect the Reverse Stock Split by causing the Company to file with the Secretary of State of the State of Delaware a Certificate of Amendment to the our Certificate of Incorporation within one year of the date of the meeting. The Board will also have the discretion to decline to file the Certificate of Amendment if it determines that the Reverse Stock Split is not in the best interests of the Company. If this proposal is approved and the Board decides to effect the Reverse Stock Split, then all of the outstanding shares of common stock on the date of the Reverse Stock Split will be automatically converted into a smaller number of shares, at the ratio selected by the Board, as more fully described below.  Except for adjustments that may result from the treatment of fractional shares as described below, each shareholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as that shareholder held immediately prior to the Reverse Stock Split.  The number of authorized shares of our common stock and preferred stock will remain the same following the Reverse Stock Split, thus the Reverse Stock Split will have the effect of increasing the number of authorized but unissued shares of our common stock.  There are no shares of our preferred stock currently outstanding.

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The form of the Certificate of Amendment to effect the Reverse Stock Split is attached hereto as Appendix A. The following discussion is qualified in its entirety by the full text of the Certificate of Amendment, which is hereby incorporated by reference.  We are proposing that the Board have the discretion to select the Reverse Stock Split ratio from within a range, rather than proposing that shareholders approve a specific ratio at this time, in order to give the Board the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below. If the Board decides to implement a Reverse Stock Split, the Company will file the Certificate of Amendment with the Secretary of State of the State of Delaware and the Reverse Stock Split will be effective when it is filed with the Secretary of State of the State of Delaware or such later time as is chosen by the Board and set forth in the Certificate of Amendment.

Nasdaq Listing Compliance History and Reasons for the Reverse Stock Split

The Board’s primary objective in proposing the Reverse Stock Split is to maintain the listing of our securities on the Nasdaq Capital Market, if and when the Board determines to effect a reverse stock split, raising the per share trading price of the common stock. The Board believes that the Reverse Stock Split will result in a higher per share trading price, which is intended to enable the Company to maintain the listing of the common stock on the Nasdaq Capital Market and generate greater investor interest in the Company.

On December 11, 2012, the Company received two letters from the Nasdaq Stock Market (“Nasdaq”) notifying the Company that, for the 30 consecutive business days, (i) the bid price for the Company’s common stock closed below the minimum $1.00 per share continued listing requirement set forth in Nasdaq Listing Rule 5450(a)(1), and (ii) the Company failed to maintain at least $5 million in the Market Value of Publicly Held Shares (MVPHS) continued listing standard set forth in Nasdaq Listing Rule 5450(b)(1)(C). Pursuant to the foregoing deficiency notices and consistent with the Nasdaq rules, the Company was granted a 180 calendar day (or until June 10, 2013) grace period to regain compliance with each of the foregoing listing deficiencies. When the Company was not able to regain compliance with the minimum bid price continued listing requirement by June 10, 2013, the Company voluntarily applied to transfer the listing of its common stock from the Nasdaq Global Market to The Nasdaq Capital Market.

On June 11, 2013, the Company received notification from Nasdaq that the Company’s application to list its common stock on The Nasdaq Capital Market has been approved. The Company’s securities were transferred from The Nasdaq Global Market to The Nasdaq Capital Market at the opening of trading on The Nasdaq Capital Market on June 12, 2013. The Company’s common stock continues to trade under the symbol "AMCF".

In connection with the transfer of the listing of the Company’s common stock to The Nasdaq Capital Market, the Company was granted an additional 180 day until December 9, 2013 (the "Compliance Date"), to regain compliance with the minimum bid price rule by maintaining a minimum closing bid price of at least $1.00 for ten consecutive business days or such longer period of time as the Nasdaq staff may require.

If this Proposal is approved by the Company’s stockholders, the Board could approve and implement a reverse stock split that could allow the closing bid price of the Company's common stock on Nasdaq to be at least $1.00 per share for at least 10 consecutive business days prior to the Compliance Date, which would allow the Company to maintain the listing of its common stock on the Nasdaq Capital Market. If at any time before the Compliance Date, the closing bid price of the Company's common stock is at least $1.00 per share for the requisite period, the Company will regain compliance and the effecting of a reverse stock split may not be necessary. If the Company cannot demonstrate compliance by the Compliance Date or the Company does not comply with the terms of the extension granted by Nasdaq, the Company's common stock may then be subject to delisting.

The Board believes that maintaining the listing of the common stock on the Nasdaq Capital Market is in the best interests of the Company and our shareholders. If the common stock were delisted from the Nasdaq Capital  Market, the Board believes that the liquidity in the trading market for the common stock could be significantly decreased, which could reduce the trading price. If the Reverse Stock Split is approved by our shareholders and implemented by the Board, we expect to satisfy the $1.00 per share minimum bid price requirement for continued listing. However, despite the approval of the Reverse Stock Split by our shareholders and implementation by the Board, there is no assurance that the Reverse Stock Split will result in our meeting the $1.00 minimum bid price requirement.  The common stock could also be delisted from the Nasdaq Capital Market due to our failure to comply with one or more other Nasdaq listing rules.

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The Board further believes that an increased stock price may encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus enhance liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of lower-priced stocks unattractive to brokers from an economic standpoint. Additionally, because brokers’ commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of the common stock can result in an individual shareholder paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were substantially higher. This factor may also limit the willingness of institutions to purchase our stock. The Board believes that the anticipated higher market price resulting from a Reverse Stock Split could enable institutional investors and brokerage firms with such policies and practices to invest or handle trading in our common stock.

Although we expect the Reverse Stock Split will result in an increase in the market price of our common stock, the Reverse Stock Split may not increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the market price, which is dependent upon many factors, including our performance, prospects and other factors detailed from time to time in our SEC filed reports. The history of similar reverse stock splits for companies in like circumstances is varied. If the Reverse Stock Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split.

Board Discretion to Implement the Reverse Stock Split

If the Board determines to effect the Reverse Stock Split, it will consider certain factors in selecting the specific exchange ratio, including prevailing market conditions, the trading price of the common stock and the steps that the Company will need to take in order to achieve compliance with the bid price requirement and other listing regulations of the Nasdaq Market. Based in part on the price of the common stock on the days leading up to the filing of the certificate of amendment to the Certificate of Incorporation effecting the Reverse Stock Split, the Board will select the ratio that it believes will, in accordance with the Nasdaq Market requirements, increase the trading price of the common stock sufficiently to maintain, at least in the short term, a minimum bid price of at least $1.00.

Notwithstanding approval of the Reverse Stock Split by the stockholders, the Board may, in its sole discretion, abandon all of the proposed certificates of amendment and determine prior to the effectiveness of any filing of a certificate of amendment with the Secretary of State of the State of Delaware not to effect the Reverse Stock Split prior to the one year anniversary of this annual meeting of stockholders, as permitted under Section 242(c) of the DGCL. If the Board fails to implement any of the certificates of amendment prior to the one year anniversary of this annual meeting of stockholders, stockholder approval would again be required prior to implementing any Reverse Stock Split. It is possible that the Board may deem it in the best interests of the shareholders not to implement any of reverse stock splits at all.

Consequences if Shareholder Approval for this Proposal Is Not Obtained

If shareholder approval for this Proposal is not obtained, the Company will not be able to file a certificate of amendment to the Certificate of Incorporation to effect the Reverse Stock Split. Unless the bid price for the common stock increases to greater than $1.00 for ten consecutive business days prior to the December 9, 2013 compliance date, then the Company will not meet the Nasdaq continued listing requirements. If the Company cannot demonstrate compliance by the Compliance Date or the Company does not comply with the terms of the extension granted by Nasdaq, the Company’s common stock may then be subject to delisting and the common stock will likely be transferred to the OTC Bulletin Board or OTC Market. No assurance can be given that the Company will be able to regain compliance during the compliance period. If the Company fails to meet all applicable Nasdaq continued listing requirements, the delisting could adversely affect the market liquidity of the common stock and the market price of the common stock could decrease. Delisting could also adversely affect the Company’s ability to obtain financing for the continuation of its operations and/or result in the loss of confidence by investors, suppliers, commercial partners and employees.

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Determination of Reverse Stock Split Ratio

The ratio of the Reverse Stock Split, if selected, approved and implemented by the board as described below, will be a ratio of not less than 1-for-2 and not more than 1-for-5, as determined by the Board in its sole discretion. In determining the Reverse Stock Split ratio, the Board will consider numerous factors, including, without limitations:

•	the historical and projected performance of our common stock,
•	prevailing market conditions,

•	general economic and other related conditions prevailing in our industry and in the marketplace,
•	the projected impact of the selected Reverse Stock Split ratio on trading liquidity in our common stock and our ability to continue our common stock’s listing on the Nasdaq Capital Market,

•	our capitalization (including the number of shares of our common stock issued and outstanding),
•	the prevailing trading price for our common stock and the volume level thereof, and

•	potential devaluation of our market capitalization as a result of a Reverse Stock Split.

The purpose of asking for authorization to implement the Reverse Stock Split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give the Board the flexibility to take into account then-current market conditions and changes in price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Effects of the Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of a corporation’s outstanding shares of common stock into a proportionately smaller number of shares. For example, if our Board decides to implement a 1-for-2 Reverse Stock Split of our common stock, then a shareholder holding 1,000 shares of our common stock before the Reverse Stock Split will instead hold 500 shares of our common stock immediately after the Reverse Stock Split. Each shareholder’s proportionate ownership of our outstanding shares of common stock will remain the same, except that shareholders that would otherwise receive fractional shares as a result of the Reverse Stock Split will receive cash payments in lieu of fractional shares, as described below. All shares of our common stock will remain fully paid and non-assessable.

The following table illustrates the effects of a 1-for-2, 1-for-3, 1-for-4 and 1-for-5  Reverse Stock Split, without giving effect to any adjustments for fractional shares of our common stock, on our outstanding shares of common stock and other equity securities as of August July 31, 2013:

Common Stock	Pre-Split	Post-Reverse Split	Post-Reverse Split	Post-Reverse Split	Post-Reverse Split
		(1:2)	(1:3)	(1:4)	(1:5)

Authorized	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Issued and Outstanding	9,860,159	4,930,079	3,286,719	2,465,039	1,972,031
Options Authorized	5,000,000	2,500,000	1,666,667	1,250,00	1,000,000
Options Issued	470,125	235,063	156,708	117,531	94,025

Although the number of outstanding shares of our common stock would decrease following the Reverse Stock Split, our Board does not intend for the reverse stock split to be the first step in a "going private transaction" within the meaning of Rule 13e-3 of the Exchange Act. Further, although the Reverse Stock Split may have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), this Proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of the Company’s common stock or to obtain control of the Company.

If the Reverse Stock Split is implemented, the number of shares of common stock subject to outstanding options issued by the Company, and the number of shares reserved for future issuance under the Company’s common stock will be reduced by the same ratio as the reduction in the outstanding shares. Correspondingly, the exercise price for individual outstanding options will, on a per share basis, be proportionally increased (i.e., the aggregate exercise price for all outstanding options will be unaffected, but following a Reverse Stock Split such exercise price will apply to a reduced number of shares).

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As of the record date for the Annual Meeting, there were outstanding stock options to purchase an aggregate of 260,125 shares of common stock at a weighted average exercise price of $4.05 per share. Assuming, for example, a 1-for-2 Reverse Stock Split, the number of shares covered by outstanding options will be reduced to one-half the number currently issuable, and the exercise price will be increased by two times the current exercise price.

No Fractional Shares

No fractional shares of common stock will be issued in connection with the Reverse Stock Split. If as a result of the Reverse Stock Split, a shareholder of record would otherwise hold a fractional share, the shareholder will receive a cash payment in lieu of the issuance of any such fractional share in an amount per share equal to the closing price per share on the Nasdaq Capital Market on the trading day immediately preceding the effective date of the Reverse Stock Split (as adjusted to give effect to the Reverse Stock Split), without interest. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other right except to receive the cash payment therefore.

Escheat Laws

Shareholders should be aware that, under the escheat laws of the various jurisdictions where shareholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Accounting Matters

The par value of the shares of our common stock is not changing as a result of the implementation of the Reverse Stock Split. Our stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced proportionately on the effective date of the Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of common stock outstanding.

Implementation of Reverse Stock Split; Certificate of Amendment

If our shareholders approve this proposal, and the Board elects to effect the Reverse Stock Split, we will file the Certificate of Amendment included as Appendix A to this proxy statement (as completed to reflect the reverse stock split ratio as determined by the Board, in its discretion, within the range of not less than 1-for-2 and not more than 1-for-5); provided, however, that such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the Reverse Stock Split. The Certificate of Amendment will become effective when it is filed with the Secretary of State of the State of Delaware or such later time as is set forth in the Certificate of Amendment.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal except to the extent of their ownership of shares of our common stock.

Certain Risks Associated with and Possible Disadvantages of a Reverse Split of our Securities

Our total market capitalization after a reverse split of our common shares may be lower than before the reverse split.

There are numerous factors and contingencies that could affect our common share price following a reverse split of our common shares, such as our reported results of operations in future periods, and general economic, market and industry conditions. Also, reverse splits are sometimes perceived by investors to imply that an issuer is having financial difficulties and, as a result, reverse splits sometimes cause the trading price of the resulting security to be lower than the pre-split share price or not to increase to or maintain its share price on a post-reverse split adjusted basis.

If a reverse stock split is effected, the resulting per-share stock price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that a reverse stock split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

A decline in the market price of our common stock after a reverse stock split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of our common stock could be adversely affected following such a reverse stock split.

If a reverse stock split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our common stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares of common stock outstanding. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Possible Disadvantages of Reverse Stock Split

Further, even though the Board believes that the potential advantages of the Reverse Stock Split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a Reverse Stock Split:

•	The reduced number of shares of our common stock resulting from a Reverse Stock Split could adversely affect the liquidity of our common stock.

•	A Reverse Stock Split could result in a significant devaluation of our market capitalization and the trading price of our common stock, on an actual or an as-adjusted basis, based on the experience of other companies that have effected Reverse Stock Splits.

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•	A Reverse Stock Split may leave certain shareholders with one or more “odd lots,” which are stock holdings in amounts of less than 100 shares of our common stock. These odd lots may be more difficult to sell than shares of common stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from the Reverse Stock Split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling odd lots created by the Reverse Stock Split.

•	There can be no assurance that the market price per new share of our common stock after the Reverse Stock Split will remain unchanged or increase in proportion to the reduction in the number of old shares of our common stock outstanding before the Reverse Stock Split. For example, based on the closing market price of our common stock on August 23, 2013 of $0.69 per share, if the shareholders approve this proposal and the Board selects and implements a Reverse Stock Split ratio of 1-for-3, there can be no assurance that the post-split market price of our common stock would be $2.07 per share or greater. Accordingly, the total market capitalization of our common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.

•	While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

•	If the Reverse Stock Split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Stock Split. The market price of our common stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding.

•	Because the Reverse Stock Split will not affect the number of authorized shares of common stock, a Reverse Stock Split will have the effect of increasing the number of authorized but unissued shares of our common stock. The issuance in the future of additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock. We currently have no specific plans to issue the additional authorized shares that will result from the Reverse Stock Split.

•	In addition, the effective increase in the number of authorized but unissued shares of common stock resulting from the Reverse Stock Split may be construed as having an anti-takeover effect. Although we are not proposing the Reverse Stock Split for this purpose, we could, subject to the Board’s fiduciary duties and applicable law, issue such additional authorized shares to purchasers who might oppose a hostile takeover bid. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of the company through a transaction opposed by the Board.

Effect on Beneficial Holders of Common Stock (i.e., shareholders who hold in “street name”)

Upon the effectiveness of the Reverse Stock Split, we intend to treat shares of common stock held by shareholders in “street name,” through a bank, broker or other nominee, in the same manner as registered shareholders whose shares of common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding the common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split and making payment for fractional shares. If a shareholder holds shares of common stock with a bank, broker or other nominee and has any questions in this regard, shareholders are encouraged to contact their bank, broker or other nominee.

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Effect on Registered “Book-Entry” Holders of Common Stock (i.e., shareholders that are registered on the transfer agent’s books and records but do not hold certificates)

Some of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These shareholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a shareholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares or cash payment in lieu of any fractional share interest, if applicable. If a shareholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the shareholder’s address of record indicating the number of shares of common stock held following the Reverse Stock Split.

If a shareholder is entitled to a cash payment in lieu of any fractional share interest, a check will be mailed to the shareholder’s registered address as soon as practicable after the effective date of the Reverse Stock Split. By signing and cashing the check, shareholders will warrant that they owned the shares of common stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws.

Effect on Certificated Shares

Upon the Reverse Stock Split, our transfer agent will act as our exchange agent and act for holders of common stock in implementing the exchange of their certificates.

Commencing on the effective date of a Reverse Stock Split, shareholders holding shares in certificated form will be sent a transmittal letter by Continental Stock Transfer & Trust Company, the transfer agent for the common stock. The letter of transmittal will contain instructions on how a shareholder should surrender his or her certificate(s) representing shares of the common stock (“Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (“New Certificates”). No New Certificates will be issued to a shareholder until that shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No shareholder will be required to pay a transfer or other fee to exchange the shareholder’s Old Certificates.

Shareholders will then receive a New Certificate(s) representing the number of whole shares of common stock to which they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be canceled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these shareholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates.

If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

If a shareholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under “No Fractional Shares.”

Shareholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

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Federal Income Tax Consequences

The following summary of the material federal income tax consequences of a reverse stock split is based on current law, including the Internal Revenue Code of 1986, as amended (the “Code”), and is for general information only. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder, and the discussion below may not address all the tax consequences for a particular stockholder. For example, foreign, state and local tax consequences are not discussed below. The summary does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. Accordingly, notwithstanding anything to the contrary, each stockholder should consult his, her or its tax advisor to determine the particular tax consequences of a reverse stock split to him, her or it, including the application and effect of federal, state, local and/or foreign income tax and other laws. The following summary assumes that shares of common stock are held as “capital assets” within the meaning of the Code.

We believe the reverse stock split will constitute a reorganization as described in Section 368(a)(1)(E) of the Code. Accordingly, we will not recognize taxable income, gain or loss in connection with the reverse split.

Generally, a reverse split will not result in the recognition of gain or loss or dividend income to a stockholder for federal income tax purposes. The adjusted basis of the new shares of common stock will be the same as the adjusted basis of old shares of common stock exchanged for such new shares of common stock. The holding period of the new, post-split shares of common stock resulting from implementation of the reverse split will include the stockholder’s respective holding period(s) for the pre-split shares of common stock exchanged for the new shares of common stock.

We are required to furnish to the record holders of common stock, other than corporations and other exempt holders, and to the IRS, information with respect to dividends paid on the common stock. You may be subject to backup withholding with respect to proceeds received from a disposition of the shares of common stock. Certain holders (including, among others, corporations and certain tax-exempt organizations) are generally not subject to backup withholding. You will be subject to backup withholding if you are not otherwise exempt and you (a) fail to furnish your taxpayer identification number (“TIN”), which, for an individual, is ordinarily his or her social security number; (b) furnish an incorrect TIN; (c) are notified by the IRS that you have failed to properly report payments of interest or dividends; or (d) fail to certify, under penalties of perjury, that you have furnished a correct TIN and that the IRS has not notified you that you are subject to backup withholding. Backup withholding is not an additional tax but, rather, is a method of tax collection. You generally will be entitled to credit any amounts withheld under the backup withholding rules against your United States federal income tax liability provided that the required information is furnished to the IRS in a timely manner

No Dissenters’ Rights

The holders of shares of common stock will have no dissenters’ rights of appraisal under Delaware law, our Certificate of Incorporation or By-laws with respect to the Certificate of Amendment effectuating a Reverse Stock Split or the Reverse Stock Split itself.

Vote Required and Board Recommendation

The approval of Proposal 3 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. The Board recommends vote FOR this Proposal.

Proposal 4

To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this proxy statement.

We are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, which is often referred to as a “say-on-pay” proposal, is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Under a transition period provided by the SEC’s rules implementing the Dodd-Frank Act, smaller reporting companies were not required to include a “say-on-pay” proposal in their proxy statements until their first stockholders meeting occurring on or after January 21, 2013. As we meet the definition of a smaller reporting company under the SEC’s rules, this annual meeting will be the first time we present our stockholders with a “say-on-pay” proposal.

Our executive compensation program is designed to attract, motivate, and retain our executive officers, who are critical to our success. As described in the tables included in the sections above entitled “Compensation of Directors and Executive Officers - Executive Officer Compensation” and “Compensation of Directors and Executive Officers - Equity Awards,” as well as our accompanying narrative disclosure to such tables and in “Compensation of Directors and Executive Officers - Management Agreements,” our executive compensation program contains elements of cash and equity-based compensation, although for 2012, our compensation consisted solely of base salary as we did not pay any bonuses or award any equity-based compensation. The base salary paid to Mr. An is based on the 5-year employment agreement we entered into with him in 2009. We believe our program is designed to align the interests of our named executive officers with those of our stockholders and to reward our named executive officers for the achievement of our near-term and longer-term financial and strategic goals.

The Board of Directors is asking our stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to our named executive officers, as disclosed in our proxy statement for the 2013 Annual Meeting pursuant to the rules of the Securities and Exchange Commission, including the compensation tables and any other related disclosure, is hereby APPROVED.

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Though this proposal calls for a non-binding advisory vote, our Board of Directors and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Vote Required and Board Recommendation

The approval this Proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. The Board recommends vote FOR the resolution approving the compensation of the Company’s named executive officers.

Proposal 5

To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company's named executive officers.

In Proposal 4 above, we are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this proposal, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future “say-on-pay” votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain from voting. This proposal, which is often referred to as a “say-on-frequency” proposal, also is required by the Dodd-Frank Act. Under a transition period provided by the SEC’s rules implementing the Dodd-Frank Act, smaller reporting companies were not required to include a “say-on-frequency” proposal in their proxy statements until their first stockholders meeting occurring on or after January 21, 2013. Accordingly, this annual meeting will be the first time we present our stockholders with a “say-on-frequency” proposal.

Because this proposal calls for a non-binding advisory vote, our Board and the Compensation Committee may determine to hold “say-on-pay” votes more or less frequently than the option selected by our stockholders (though no less frequently than once every three years). However, our Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when determining the frequency of future “say-on-pay” votes. In the future, we will provide a “say-on-frequency” vote at least once every six years as required by the Dodd-Frank Act.

The Board believes that a say-on-pay vote every three years is most appropriate for a company such as Andatee, as this will provide an effective way for the Company to periodically obtain stockholders’ opinions regarding executive compensation and allow adequate time for the Company to respond to stockholder feedback. We believe a three-year cycle will provide stockholders with time to evaluate the effects of our executive compensation strategies and their impact on our performance, financial, and business goals. By contrast, a more frequent vote might lead to a short-term perspective on executive compensation that is inconsistent with the longer-term approach taken by our Compensation Committee and with which we currently view our business.

Before making its recommendation, the Board considered the arguments in favor of more frequent votes, including increased opportunities for stockholder input and the belief that annual votes might promote greater accountability on executive compensation. After considering the alternatives, the Board believes that, on balance, a three-year cycle is most appropriate for the Company. The Compensation Committee intends to periodically reassess this triennial approach and, if appropriate, may provide for a more frequent say-on-pay vote.

Vote Required and Board Recommendation

The approval of this Proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. The Board recommends that stockholders select “EVERY 3 YEARS” on the proposal recommending the frequency of advisory votes on named executive officer compensation.

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Interest of Certain Persons in Matters to be Acted Upon

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, nominee for director, or associate of the foregoing persons in any matter to be acted on, as described herein.

Shareholder Proposals and Submissions for Inclusion in the Proxy Statement for the 2014 Annual Meeting of Shareholders

We presently intend to hold our next annual meeting of shareholders in October 2014. A proxy statement and notice of the 2014 Annual Meeting will be mailed to all shareholders approximately one month prior to that date. Shareholder proposals must be received at our principal executive offices located in Dalian, PRC, no later than 120 days prior to the first anniversary of the date of this Proxy Statement; provided, however, that in the event that the date of the next annual meeting is advanced by more than 30 days from the anniversary date of the 2013 Annual Meeting, notice by the shareholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made. All shareholder proposals received after the deadline will be considered untimely and will not be included in the proxy statement for the next annual meeting. The SEC rules establish a different deadline for submission of shareholder proposals that are not intended to be included in our proxy statement with respect to regularly scheduled annual meetings. Such proposals must be received by no later than August 26, 2014. The rules set forth standards as to what shareholder proposals are required to be included in a proxy statement. Also, the notice must meet the other requirements contained in our Bylaws. A copy of the relevant Bylaw provisions containing the requirements for making shareholder proposals may be obtained free of charge by contacting our Corporate Secretary at our executive offices.

Other Matters

The Board knows of no other matters which will come before the meeting. However, if any matters other than those set forth in the notice should be properly presented for action, the persons named in the proxy intend to take such action as will be in harmony with the policies of the Company and will use their discretion.

House holding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for us. If you are now receiving multiple copies of our proxy materials and would like to have only one copy of these documents delivered to your household in the future, please call or write to us at 011 (8621) 5015 2581 or Andatee, 24/F Xiwang Tower, No. 136, Zhongshan Road, Zhongshan District Dalian, P.R. of China, Attention: Corporate Secretary.

Copies of the exhibits to our Annual Report will be sent to shareholders by first class mail, without charge, within one day of the Company’s receipt of a written or oral request for said exhibits. To request exhibits, please send your written request to the Company address referenced above.

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ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ANDATEE CHINA MARINE FUEL SERVICES CORPORATION

October 23, 2013

The undersigned shareholder acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement and hereby appoints An Fengbin and Wang Hao or either of them, each with full power of substitution, proxies with power of substitution and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of the Company held of record by the undersigned on August 27, 2013 at the Annual Meeting of Shareholders to be held on October 23, 2013, at [ ] at [ ] a.m. local time, and at all postponements or adjournments thereof, with all powers the undersigned would possess if personally present. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

1.	To elect directors, each to serve until the next annual meeting of shareholders or until each successor is duly elected and qualified:

☐             FOR all nominees             ☐             WITHHOLD AUTHORITY

☐              FOR all nominees except as noted below: Nominee exception(s)

○ An Fengbin        ○ Yudong Hou       ○ Zhenyu Wu       ○ Wen Jiang       ○ Wang Hao

2.	To ratify the appointment of ratify the appointment of Friedman, LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013.

☐ FOR             ☐  AGAINST             ☐ ABSTAIN

3.	To approve an amendment to the Company's Certificate of Incorporation to effect a reverse stock split of the Company's outstanding common stock, as determined by our Board of Directors in its discretion, of a ratio of not less than 1-for-2 and not more than 1-for-5, to maintain the listing of the Company's securities on the Nasdaq Stock Market.

☐ FOR             ☐  AGAINST             ☐ ABSTAIN

4.	To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this proxy statement.

☐ FOR             ☐  AGAINST             ☐ ABSTAIN

5.	To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company's named executive officers.

☐ 1 YEAR        ☐  2 YEARS               ☐ 3 YEARS              ☐  ABSTAIN

6.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

☐ FOR             ☐  AGAINST             ☐ ABSTAIN

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” director nominees and the remaining proposals. The undersigned hereby acknowledges receipt of the notice of Annual Meeting and proxy statement furnished in connection therewith.

DATED:

(Signature)

(Signature if jointly held)

(Printed name(s))

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Please sign exactly as name appears herein. When shares are held by Joint Tenants, both should sign, and for signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE. THANK YOU.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS

The Proxy Statement and our Annual Report on Form 10-K to shareholders are available at http://www.viewproxy.com/andatee/2013. Requests for additional copies of the proxy materials should be addressed to Shareholder Relations, Andatee China Marine Fuel Services Corporation. This material will be furnished without charge to any shareholder requesting it.

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Appendix I

FORM OF CERTIFICATE OF AMENDMENT

OF THE CERTIFICATE OF INCORPORATION OF ANDATEE CHINA MARINE FUEL SERVICES CORPORATION

The undersigned officer of Andatee China Marine Fuel Services Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST:          The name of the Corporation is Andatee China Marine Fuel Services Corporation.

SECOND:     Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each share of Common Stock, (the “Old Common Stock”), issued and outstanding immediately prior to the Effective Date, shall be, and hereby is, reclassified as and changed into [one-Xth (1/Xth)]* of a share of Common Stock (the “New Common Stock”). Each outstanding stock certificate which immediately prior to the Effective Date represented one or more shares of Old Common Stock shall thereafter, automatically and without the necessity of surrendering the same for exchange, represent the number of whole shares of New Common Stock determined by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Date by [one-Xth (1/Xth)] and rounding such number down to the nearest whole integer, and shares of Old Common Stock held in uncertificated form shall be treated in the same manner. The Corporation shall not be required to issue or deliver any fractional shares of New Common Stock. Each holder of such New Common Stock shall be entitled to receive for such fractional interest, and at the Effective Date any such fractional interest in such shares of New Common Stock shall be converted into the right to receive, an amount in cash, without interest, determined by multiplying (i) such fractional share interest to which the holder would otherwise be entitled by (ii) the closing sale price of the Common Stock (on a post-reverse-split basis as adjusted for the amendment effected hereby) on the trading day immediately prior to the Effective Date on The NASDAQ Stock Market, or if the principal exchange on which the Common Stock is then traded is other than The NASDAQ Stock Market, such exchange as may be applicable. Shares of Common Stock that were outstanding prior to the Effective Date and that are not outstanding after the Effective Date shall resume the status of authorized but unissued shares of Common Stock.”

* “1/X” represents a fraction, within the range of 1-for-2 to 1-for-5, inclusive, to be determined by the Board of Directors, such that references to “1/X” or “1/Xth” are to a number no less than 1/2 and no greater than 1/5, as selected by the Board of Directors.

THIRD:               The foregoing amendment was duly adopted in accordance with the provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

FOURTH:           The foregoing amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this [  ] day of [  ], 20[  ].

Andatee China Marine Fuel Services Corporation

By:

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